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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (no. 333-17617) of American Pad & Paper Company of our report dated April 13, 2000 appearing on page 44 of this Form 10-K.

PricewaterhouseCoopers LLP

Dallas, Texas
April 13, 2000